UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2017

Lightstone Value Plus Real Estate Investment Trust V, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701
(Address of principal executive offices)
(Zip Code)

(888) 808-7348
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       Resignation of President

On September 27, 2017, Thomas P. Kennedy notified Lightstone Value Plus Real Estate Investment Trust V, Inc., a Maryland corporation (the “Company”), of his decision to resign, effective October 12, 2017, as the President of the Company and its subsidiaries and all other officer positions with the Company’s sponsor Lightstone Group and its affiliates.

(c)       Appointment of Chairman of the Board and Chief Executive Officer

On September 28, 2017, the Board of Directors (the “Board”) of the Company elected David Lichtenstein as Chairman of the Board of Directors and Mitchell C. Hochberg as Chief Executive Officer.

Mr. Lichtenstein, 56, is Chairman and Chief Executive Officer of the Company’s external advisor. Mr. Lichtenstein founded both American Shelter Corporation and The Lightstone Group (“Lightstone”). From 1988 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of The Lightstone Group, directing all aspects of the acquisition, financing and management of a diverse portfolio of multifamily, lodging, retail and industrial properties located in 20 states and Puerto Rico. From June 2004 to the present, Mr. Lichtenstein has served as the Chairman of the Board of Directors and Chief Executive Officer of Lightstone Value Plus Real Estate Investment Trust, Inc. (“Lightstone I”) and Chief Executive Officer of Lightstone Value Plus REIT LLC, its advisor. From April 2008 to the present, Mr. Lichtenstein has served as the Chairman of the Board of Directors and Chief Executive Offer of Lightstone Value Plus Real Estate Investment Trust II, Inc. (“Lightstone II”) and Lightstone Value Plus REIT II LLC, its advisor. From September 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Real Estate Income Trust Inc., (“Lightstone IV”), and as Chief Executive Officer of Lightstone Real Estate Income LLC, its advisor. From June 2015 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Hamilton National Income Trust, Inc., (“HNIT”), and as Chief Executive Officer of Hamilton National Income Trust LLC, its advisor. Mr. Lichtenstein was the president and/or director of certain subsidiaries of Extended Stay Hotels, Inc. (“Extended Stay”) that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from bankruptcy on October 8, 2010. Mr. Lichtenstein is no longer affiliated with Extended Stay.

From July 2015 to the present, Mr. Lichtenstein has served as a member of the Board of Directors of the New York City Economic Development Corporation, New York City’s primary economic development vehicle. Mr. Lichtenstein is on the Board of Governors of the Real Estate Board of New York, a Trustee of the Citizens Budget Commission, and is a Member of The Economic Club of New York and the Real Estate Roundtable, and Co-Chair of the Real Estate Capital Policy Advisory Committee. He is also a member of the Brookings Institution’s Economic Studies Council and a trustee of The Touro College and University System and sits on the Board Supervisory Committee for The New York Medical College. Mr. Lichtenstein is a founder of the Friendship House, an organization that provides housing for families of sick children and adults in the Greater New York City area. Mr. Lichtenstein is also a member of the International Council of Shopping Centers and the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, as well as a member of the Board of Directors of Touro College and New York Medical College.

Mitchell C. Hochberg, 65, is President of Lightstone. He has more than 30 years of experience in every facet of real estate development and operations, including the residential, hospitality, commercial, gaming and mixed- use sectors. He founded and for 20 years served as the President and Chief Executive Officer of Spectrum Communities, a premier residential developer in the northeastern United States. Thereafter, he served as President and Chief Operating Officer of Ian Schrager Company, a developer and manager of innovative luxury hotels and residential projects in the United States. He is currently a Principal in partnership with Marriott International and Ian Schrager Company in the rollout of Edition, a next- generation lifestyle boutique hotel concept. Mr. Hochberg currently serves on the Board of Directors of Belmond Ltd. (NYSE: BEL; formerly Orient-Express Hotels Ltd.), as Chairman of the Investment Committee and member of the Audit and Nominating and Governance Committees. Mr. Hochberg is an Attorney at Law and a Certified Public Accountant. He received his law degree as a Harlan Fiske Stone Scholar from Columbia University School of Law. He graduated magna cum laude from New York University College of Business and Public Administration with a Bachelor of Science degree in accounting and finance.

Item 7.01	Regulation FD Disclosure.

Investor Presentation

On September 28, 2017, the Company will first use the presentation attached as Exhibit 99.1 in connection with a conference call with stockholders and financial advisors to review second quarter 2017 results.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Information.

The conference call will held at 1:00 p.m. Eastern Time on Thursday, September 28, 2017. During the call, the Company’s officers will review second quarter performance, discuss recent events, and conduct a question and answer period.

To Participate in the Webcast:

https://www.anywhereconference.com
Web Login: 415403565
Participant PIN Code: 9536213

To Participate in the Telephone Conference Call:

Dial-in at least five minutes prior to start time.
Domestic: 800-704-9804
Conference ID: 9536213

Conference Call Playback:

A dial-in playback of the call will be available through October 30, 2017 at:

Domestic: 800-298-0807
Conference ID: 9536213

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

99.1	2017 Second Quarter Results Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightstone Value Plus Real Estate Investment Trust V, Inc.

Dated: September 28, 2017	By:	/s/ Donna Brandin
Donna Brandin
Senior Vice President, Chief Financial Officer & Treasurer